                                                                      EXHIBIT 99



                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "AGREEMENT") is made on May 26, 2005 by and between OM GROUP, INC., a Delaware corporation (the "COMPANY"), and Joseph
M. Scaminace, ("EXECUTIVE").

         WHEREAS, the Company and Executive desire to enter into this Agreement to provide for Executive's employment with the Company;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. EMPLOYMENT AND TERM. The Company agrees to employ Executive and Executive accepts such employment upon the terms and conditions set forth in this Agreement for the period beginning on June 13, 2005 (the "Effective Date") and ending on May 31, 2008, unless ending earlier as provided in Section 4 hereof (the "Term").

         2. TITLE, POWERS AND RESPONSIBILITIES. During the term of this Agreement, Executive shall serve as Chief Executive Officer of the Company and have such duties, responsibilities, powers and authority normally and customarily associated with a chief executive officer, subject to the power and authority of the Board of Directors of the Company (the "Board of Directors"). Executive shall not engage in any business activity that interferes with the performance of his duties hereunder and shall not, without the prior written consent of the Board of Directors, perform other services for compensation, except as set forth on Schedule 1 attached hereto. Executive shall travel as necessary in connection with the performance of his duties hereunder; provided, however, that the Executive shall perform his duties and responsibilities primarily in the Cleveland, Ohio metropolitan area. The Board of Directors shall elect Executive to the Board of Directors effective on or before the Effective Date. Subject only to prior termination under Section 4, the Nominating Committee of the Board of Directors will nominate Executive for election at the next meeting of stockholders of the Company for a full term extending until May 31, 2008, and the Board of Directors will recommend his election to the stockholders of the Company at such meeting of stockholders.

         3.       COMPENSATION AND BENEFITS.

                  (A)      ANNUAL COMPENSATION.

                           (I) BASE SALARY. The Company shall pay Executive a salary (the "Base Salary") at the annual rate of Eight Hundred Fifty Thousand Dollars ($850,000), which amount may be reviewed annually and increased at the discretion of the Board of Directors or any committee of the Board of Directors duly authorized to take such action. Executive's Base Salary shall be payable in accordance with the Company's standard payroll practices and policies for executives and shall be subject to such statutory deductions and applicable withholdings as required by law or as otherwise permissible under such practices or policies.

                           (II) BONUS. Executive shall be entitled to receive an annual bonus (the "Bonus") at the discretion of the Board of Directors or any committee of the Board of Directors duly authorized to take such action and in accordance with the Company's executive bonus plans, programs and policies then in effect; provided, however, the Company shall pay Executive a bonus for the period from the Effective Date through December 31, 2005 of no less than Nine Hundred Fifty Thousand Dollars ($950,000). The parties hereby acknowledge that expectation is that, for periods after 2005, Executive's maximum bonus opportunity shall be no less than 150% of the bonus target and the bonus target shall be no less than 100% of Base Salary.


                  (B) EQUITY BASED COMPENSATION. On the Effective Date, the Company shall:

                           (I) grant Executive an award of restricted Common Stock of the Company in the amount set forth on Exhibit A attached hereto, which shall vest at the date specified on Exhibit A; and

                           (II) grant Executive options to purchase Common Stock of the Company in amounts and at exercise prices per share set forth on Exhibit A attached hereto, which shall vest at the dates specified on Exhibit A.

                  Executive agrees that the grant of restricted stock and stock options hereunder shall be in accordance with and subject to the terms and conditions of the stock and compensation plans, programs and policies maintained by the Company and Executive agrees to promptly execute and deliver to the Company any and all such acknowledgements, agreements, certificates and other documents required under such plans. Executive hereby agrees to comply with the share ownership guidelines for the Chief Executive Officer of the Company, as such guidelines shall be established from time to time by the Board of Directors. Executive shall receive a stock option grant in December of 2005 as part of the Company's Long-Term Incentive Compensation Plan as regards his performance for 2005. The parties hereby acknowledge that their expectation is that such stock option grant will relate to the purchase of not fewer than 67,744 shares of Common Stock of the Company.

                  (C) RETIREMENT AND WELFARE BENEFIT PLANS. Executive shall be entitled to the employee benefits provided by the Company to its executive officers from time to time as well as such benefits that may be recommended by the Compensation Committee and approved by the Board of Directors. Such benefits currently include, but are not limited to, group life insurance, group short-term and long-term disability insurance, group healthcare coverage for Executive, his spouse and any dependent children, participation in the OMG Profit Sharing and Retirement Savings Plan and participation in the OM Group Benefit Restoration Plan. A description of such benefit plans and programs is attached hereto as Exhibit B. The parties understand that such plans and programs may be revised, terminated and/or replaced by the Company in its sole discretion. The Company will take all necessary action to designate Executive as a participant in the OM Group, Inc. Benefit Restoration Plan as of June 1, 2005. The Company shall seek to waive any waiting periods applicable to Executive that prevent Executive from participating in the benefit plans and programs described in Exhibit B.

                  (D) VACATION. Executive shall be entitled to twenty (20) days of vacation and five (5) personal days during each successive one year period in the Term, which vacation time shall be taken at such time or times in each such one year period so as not to materially and adversely interfere with the performance of his responsibilities under this Agreement. Executive in addition shall have the right to the same holidays as other employees of the Company.

         4.       TERMINATION.

                  (A) GENERAL. During the term of this Agreement, the Company shall have the right to terminate Executive's employment at any time for any reason upon written notice to Executive and Executive shall also have the right to resign at any time for any reason upon written notice to the Company.

                  (B) TERMINATION WITHOUT CAUSE. If the Company terminates Executive's employment without Cause, the Executive shall receive the following amounts, without discount but less all applicable withholdings, and which shall be payable to Executive no later than ten days after his termination date pursuant to the Company's normal payroll practices: (i) a single sum equal to his Base Salary earned, but unpaid, as well as any accrued, but unused, vacation; and (ii) a lump sum payment equal to two times the sum of Executive's Average Annual Base Salary and Executive's Average Bonus Amount. For purposes of this Agreement: (i) "EXECUTIVE'S AVERAGE ANNUAL BASE SALARY" shall equal an amount determined by adding together (X) Executive's annual rate of Base Salary as in effect immediately before the termination of Executive's employment and (Y), if Executive's annual rate of Base Salary has been increased at least once during the Term, Executive's annual rate of Base Salary as in effect immediately before the most recent such increase occuring before the termination of Executive's employment, and dividing the sum so obtained by two, provided that Executive's Average Annual Base Salary shall not in any event be less than Eight Hundred Fifty Thousand Dollars ($850,000); and (ii) "EXECUTIVE'S AVERAGE BONUS AMOUNT" shall equal the greater of (X) the aggregate Bonuses received by Executive during the Term prior to his termination date divided by the number of Bonuses received by Executive, or (Y) Nine Hundred Fifty Thousand Dollars ($950,000).

                  (C) TERMINATION FOR CAUSE. If the Company terminates Executive's employment for Cause, the Company's only obligation to Executive shall be to pay Executive his earned but unpaid Base Salary. The Company shall only be obligated to make such payments and provide such benefits under any employee benefit plan, program or policy in which Executive was a participant as are explicitly required to be paid to Executive by the terms of any such benefit plan, program or policy following the date on which Executive's employment terminates.

                  For purposes of this Agreement, the Company may terminate Executive's employment hereunder for "CAUSE" if and only if:

                           (I) Executive commits a felony (other than felonious operation of a motor vehicle);

                           (II) Executive commits: (a) fraud, embezzlement or misappropriation of funds, in each case involving or against the Company or any of its subsidiaries or affiliates, or (b) an act or series of acts of dishonesty in the course of his employment that are materially inimical to the best interests of the Company or a Subsidiary as determined by action of the Board of Directors (taken by a majority of the full number of directors then in office) and, if the act or acts are capable of being cured, Executive fails to cure or take all reasonable steps to cure within 30 days of notice from the Board of Directors to Executive;

                           (III)    Executive continues to violate his
                  obligation under Section 5 not to engage in competitive activities for more than ten days after the Board of Directors has by action of the Board of Directors (taken by a majority of the full number of directors then in office) advised him in writing to cease those activities; or

                           (IV) Other than for disability, Executive abandons and consistently fails to attempt to perform his duties and responsibilities as specified from time to time by the Board of Directors for 30 consecutive days after the Board of Directors has by action of the Board of Directors (taken by a majority of the full number of directors then in office) advised him in writing of that failure.

         No action by the Board of Directors pursuant to any of paragraphs (i),
         (ii), (iii), or (iv) above shall be effective to terminate Executive's employment for "Cause" unless, before the vote on that action is taken by the Board of Directors, Executive is first given notice by the Board of Directors, in reasonable detail, of the alleged act or acts by Executive that give rise to the proposed vote and Executive is given the opportunity to respond to those allegations at a duly called meeting of the Board of Directors at which Executive may be represented by counsel.

                  (D) TERMINATION FOR DISABILITY. The Company shall have the right to terminate Executive's employment on or after the date Executive incurs a Disability (as such term is defined below), and such a termination shall not be treated as a termination without Cause under this Agreement. Therefore, if Executive's employment is terminated on account of a Disability, the Company shall pay executive, without discount but less all applicable withholding:

                           (I) his Base Salary through the end of the month in which his employment terminates as soon as practicable after his employment terminates; and

                           (II) an amount equal to two times the sum of Executive's Average Annual Base Salary and Executive's Average Bonus Amount, which sum shall be payable to Executive in equal monthly installments for twenty-four (24) months commencing with the calendar month following his termination date pursuant to the Company's normal payroll practices.

                           (III) minus the amount of any disability pay or other benefits to which Executive is entitled under the terms of any disability plan or program of the Company covering Executive at the time of such Disability.

                  A "DISABILITY" means a condition that renders Executive unable (as determined by the Company in good faith) to regularly perform his duties hereunder by reason of illness or injury for a period of more than six (6) consecutive months.

                  (E) DEATH. If Executive's employment terminates as a result of his death, the Company shall:

                           (I) pay Executive's designated beneficiary (and if none, to his estate) such benefits and payments as he would have been entitled to if he had been terminated without Cause on the date of his death;

                           (II) make such payments and provide such benefits as otherwise required under Company insurance programs in which Executive was a participant.

         5.       COVENANTS.

                  (A) COMPANY PROPERTY. Upon the termination of Executive's employment for any reason or, if earlier, upon the Company's request, Executive shall promptly return all Property which had been entrusted or made available to Executive by the Company. "PROPERTY" means all records, files, memoranda, reports, price lists, customer lists, drawings, plans, sketches, keys, codes, computer hardware and software and other property of any kind or description prepared, used or possessed by Executive during Executive's employment by the Company (and any duplicates of any such Property) together with any and all information, ideas, concepts, discoveries, and inventions and the like conceived, made, developed or acquired at any time by Executive individually or, with others during Executive's employment which relate to the Company or its products or services.

                  (B) CONFIDENTIAL INFORMATION. Executive agrees that he shall hold in a fiduciary capacity for the benefit of the Company and its affiliates, and shall not directly or indirectly use or disclose, any Confidential Information that Executive may have acquired during the term of Executive's employment by the Company for so long as such information remains confidential without the prior written consent of the Company unless and except to the extent that such disclosure is (i) made in the ordinary course of Executive's performance of his duties under this Agreement or (ii) required by any subpoena or other legal process (in which event Executive will give the Company prompt notice of such subpoena or other legal process in order to permit the Company to seek appropriate protective orders). "CONFIDENTIAL INFORMATION" means any secret, confidential or proprietary information possessed by the Company or any of its affiliates, including, without limitation, trade secrets, customer lists, details of client or consultant contracts, current and anticipated customer requirements, pricing policies, price lists, market studies, business plans, operational methods, marketing plans or strategies, product development techniques or flaws, computer software programs (including object code and source code), data and documentation data, base technologies, systems, structures and architectures, inventions and ideas, past current and planned research and development, compilations, devices, methods, techniques, processes, financial information and data, business acquisition plans and new personnel acquisition plans that has not become generally available to the public other than as a result of Executive's acts or omissions to act.

                  (C) NON-SOLICITATION OF CUSTOMERS OR EMPLOYEES. Executive agrees that, during the term of this Agreement and for a period of two years thereafter, he will not knowingly, directly or indirectly, for himself or for any other person or entity, divert, call on, solicit, or take away or attempt to divert, call on, solicit or take away present or actively solicited prospective employees or, with respect to competitive products or services, any present or actively solicited prospective suppliers or customers of the Company or any of its subsidiaries or affiliates.

                  (D) NON-COMPETITION OBLIGATION. Executive agrees that, during the term of this Agreement and for a period of two years thereafter, he will not, for himself or on behalf of any other person, partnership, company or corporation, directly or indirectly, acquire any financial or beneficial interest in (except as provided in the next sentence), be employed by, or own, manage, operate or control any entity which is primarily engaged in any type of business in which either the Company or its subsidiaries are then actively engaged. Notwithstanding the preceding sentence, Executive will not be prohibited from owning less than five (5%) percent of any publicly traded corporation regardless of the business in which such corporation is engaged. If, at the time of enforcement of this provision, a court of competent jurisdiction holds that the restrictions stated herein are unreasonable under the circumstances then existing, the parties agree that the maximum period or scope under the circumstances shall be substituted for the period or scope stated herein.

                  (E) NONDISPARAGEMENT. Executive agrees that, after his employment with the Company has terminated, he will not knowingly make any public statement, written or oral, or take any other action relating to the Company (and its subsidiaries and affiliates) that would disparage or otherwise harm the Company's (or its subsidiaries' or affiliates') business or reputation, or the reputation of any of its employees, shareholders, officers and directors.

                  (F) REMEDY FOR BREACH. Executive agrees that the remedies available at law to the Company for any actual or threatened breach by Executive of the covenants in this Section 5 would be inadequate and that the Company shall be entitled to specific performance of the covenants in this Section 5, including entry of an ex parte, temporary restraining order in state or federal court, preliminary and permanent injunctive relief against activities in violation of this Section 5, or both, or other appropriate judicial remedy, writ or order, in addition to any damages and legal expenses which the Company may be legally entitled to recover. Executive acknowledges and agrees that the covenants in this Section 5 shall be construed as agreements independent of any other provision of this Agreement or any other agreement between the Company and Executive, and that the existence of any claim or cause of action by Executive against the Company, whether predicated upon this Agreement or any other agreement, shall not constitute a defense to the enforcement by the Company of such covenants. Executive acknowledges that Executive is qualified for other comparable employment, including for companies not engaged in the same type of business as the Company. Executive acknowledges that the restrictions contained in paragraph 5 do not impose an undue hardship on him due to the fact that he has general business skills which may be used in industries other than those in which each of the Company and its subsidiaries conduct their businesses and do not deprive Executive of his livelihood, Executive has received substantial amounts of consideration which will enable Executive to conduct and engage in businesses other than those in which each of the Company and its subsidiaries engage.

         6.       MISCELLANEOUS.

                  (A) NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given on (a) the date of service if delivered personally on the party on whom notice is to be given, (b) the third day after mailing if mailed, first class mail, postage prepaid, return receipt requested, or (c) the day after sending if sent to the party to whom notice is to be given by any other express delivery technique calling for receipted delivery, and properly addressed as follows:

                           If to Executive:

                           Joseph M. Scaminace
                           32965 Brighton Park Blvd.
                           Solon OH 44129

                           If to the Company:

                           OM Group, Inc.
                           1500 Key Tower
                           127 Public Square
                           Cleveland, Ohio 44114
                           Attention:       General Counsel

or such other address or to the attention of such other person as the recipient shall have specified by prior written notice to the sending party.

                  (B) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (C) ENTIRE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  (D) COUNTERPARTS. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  (E) SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive, the Company, and their respective successors and assigns; provided, however, that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company. The Company may assign this Agreement to any affiliate or successor that acquires all or substantially all of the assets and business of the Company, and no such assignment shall be treated as a termination of Executive's employment under this Agreement.

                  (F) CHOICE OF LAW. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law of the State of Ohio, without giving effect to any choice or conflict of law provision or rule thereof.

                  (G) AMENDMENTS. Any provision of this Agreement may be amended only with the prior written consent of Executive and the Company.

                  (H) NO WAIVER. No failure by either party at any time to give notice of any breach by the other of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of any provisions or conditions of this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and Executive has executed this Agreement as of the date first above written.


"THE COMPANY"                                   "EXECUTIVE"

OM GROUP, INC.                                  JOSEPH M. SCAMINACE



By:
    -----------------------------               ----------------------------
Name:
Title:

                                   SCHEDULE 1



                       APPROVED SERVICES FOR COMPENSATION



Parker Hannifin Corporation

The Boler Company

Cleveland Clinic Foundation

                                    EXHIBIT A



RESTRICTED COMMON STOCK GRANT:

         Number of shares:          166,194
         Vesting:                   All shares vest on May 31, 2008 if and only
                                    if Executive remains in the employ of the Company on that date.






STOCK OPTION GRANT (SUBGRANTS A, B, AND C):

         Subgrant A
         Number of Shares:          80,001
         Exercise Price:            Equal to Market Price on Date of Grant
         Vesting:                   Options vest on May 31, 2006 if and only if
                                    Executive remains in the employ of the
                                    Company on that date.

         Subgrant B
         Number of Shares:          85,050
         Exercise Price:            Equal to lesser of (i) Market Price on Date
                                    of Grant plus $5.00, or (ii) $28.67.
         Vesting:                   Options vest on May 31, 2007 if and only if
                                    Executive remains in the employ of the
                                    Company on that date.


         Subgrant C
         Number of Shares:          89,945
         Exercise Price:            Equal to lesser of (i) Market Price on Date
                                    of Grant plus $10.00, or (ii) $33.67.
         Vesting:                   Options vest on May 31, 2008 if and only if
                                    Executive remains in the employ of the
                                    Company on that date.

                                   EXHIBIT B

                                                                      [OMG logo]

                                 OM GROUP, INC.
                               ASSOCIATE BENEFITS

Benefits Eligibility begins the first of the month coinciding with or following date of hire.

LIFE INSURANCE
--------------
Group Term Life Insurance
      1 1/2 times annual wage
      Maximum benefit of $250,000
Voluntary Life Insurance
      Purchased in multiples of $10,000
      Maximum is 5 times salary to a maximum of $500,000
      Spouse and Child coverage also available
Accidental Death & Dismemberment (AD&D)
      1 1/2 times annual wage
      Maximum benefit of $250,000

DISABILITY
----------
Short Term Disability (STD)
     Elimination Period of 14 days
     Benefit Duration of 180 days

WEEKLY BENEFIT

Service Time             100% of Pay              75% of Pay
------------             -----------              ----------
0-6 months               1 month                  5 months
6 months - 1 year        2 months                 4 months
1 year - 5 years         4 months                 2 months
5 years or greater       6 months


Long Term Disability (LTD)
     Elimination Period of 180 days
     Benefit Amount of 60% of monthly salary
     Maximum Benefit:
          $15,000/month maximum
          Up to age 65

MEDICAL
-------

DEDUCTIBLE
                         Single                   Family
                         ------                   ------
In-Network               $100                     $200
Out-of-Network           $200                     $400

OUT-OF-POCKET MAXIMUM
                         Single                   Family
                         ------                   ------
In-Network               $1000                    $2000
Out-of-Network           $2000                    $4000

Revised: June 2004

                                                                 [OM GROUP LOGO]

                                 OM GROUP, INC.
                               ASSOCIATE BENEFITS

CO-PAYMENTS & CO-INSURANCE

                                             IN-NETWORK               OUT-OF-NETWORK
                                             ----------------         ----------------
Physician Office Visit                       $15 co-pay/visit         Deductible + 30%
In-patient hospital services                 Deductible + 10%         Deductible + 30%
Out-patient surgery                          Deductible + 10%         Deductible + 30%
Pre-Admission Testing                        Deductible + 10%         Deductible + 30%
Second Surgical Opinion                      Deductible + 10%         Deductible + 30%
In-patient Mental/Nervous Conditions         Deductible + 10%         Deductible + 30%
                                             (30 days/yr)             (30 days/yr)
Out-patient Mental/Nervous Conditions        $15 co-pay (52           Deductible + 30%
                                             visits/yr)               (52 visits/yr)
In-patient Drug/Alcohol Abuse                Deductible + 10%         Deductible + 30%
                                             (30 days/yr &             (30 days/yr &
                                             $30,000 lifetime)        $30,000 lifetime)
Out-patient Drug/Alcohol Abuse               $15 co-pay (52           Deductible + 30%
                                             visits/yr)               (52 visits/yr)
Emergency Room                               $50 co-pay               $50 co-pay
Diagnostic X-ray & Laboratory                Deductible + 10%         Deductible + 30%
Chiropractic Services                        $15 co-pay (20           Deductible + 30%
                                             visits/yr)               (20 visits/yr)
Hospice & Home Health Care                   Payable at 100%           Payable at 100%
Non Pre-certification Penalty                                  $250
Lifetime Maximum Benefit                                    $2,000,000

                                                                 [OM GROUP LOGO]



                                 OM GROUP, INC.
                               ASSOCIATE BENEFITS

PRESCRIPTIONS
-------------
Co-payment per Prescription (30 day supply)
         $5 Generic
         $15 Name Brand
Mail Order Drug Benefit (90 day supply)
         $10 Generic
         $30 Name Brand

DENTAL
------
DEDUCTIBLE

Service                             Cost
-------                             ----
Preventive Services                 No Deductible
Basic & Major Services              $50/person/calendar year
Orthodontia Services*               No Deductible

BENEFIT PERCENTAGES

Service                             Percentage Covered
-------                             ------------------
Preventive Services                 100%
Basic & Major Services              80% ($1500 Maximum/year)
Orthodontia Services                60% (1500 lifetime maximum)


*Benefit provided for dependent children only.

VISION
------

Vision Examination (one per calendar year)            $40

Lenses (one pair per calendar year)
                  Single Vision                       $40
                  Bifocals                            $50
                  Trifocals                           $60
                  Lenticular                          $70
                  Aphakic                             $100

Frames (one set per 24 months)                        $50

Contact Lenses (one pair per calendar year)
                  Cosmetic                            $55
                  Medically Necessary                 $200

Revised: June 2004

                                                                 [OM GROUP LOGO]

                                 OM GROUP, INC.
                               ASSOCIATE BENEFITS


ASSOCIATE CONTRIBUTIONS

COSTS/MONTH*

               MEDICAL/DRUG        DENTAL         VISION         TOTAL
               ------------        ------         ------         -----
SINGLE              $15             $ 5             $1            $21
EMPLOYEE + 1        $30             $10             $2            $42
FAMILY              $45             $15             $3            $63

--------------------
*Pre-tax Deductions

FLEXIBLE SPENDING ACCOUNTS
Flexible Spending Options afforded to OMG through Section 125 of the Internal Revenue Code:
     Pre-Tax Health Insurance Deductions
     Healthcare Reimbursement Account (HCRA)
     Dependent Care Reimbursement (DCRA)
Rules:
     Plan year is from January 1st - December 31st
     Use it or Lose it
     DCRA & HCRA Maximum = $5,000/year each

PROFIT SHARING & RETIREMENT SAVINGS PLAN*

Profit Sharing
     OMG may make contributions on your behalf. These contributions are discretionary and may vary from year to year.
          All to Retirement account OR
          50% to Retirement account AND 50% cash option
Associate Contributions
     401(k) Pre-tax
          Up to 50% of salary
          2004 Maximum of $13,000
     401(k) After-tax
          Up to 10% of salary
          Highly compensated Employees are not eligible
     Catch-up Contribution
          Must be age 50 or older
          2004 Maximum of $3,000

*Eligibility begins six months from date of hire.


Revised: June 2004                     4